UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2009

BERRY PLASTICS CORPORATION (f/k/a Berry Plastics Holding Corporation) (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	333-138380 (Commission File Numbers)	35-1813706 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
NA (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 22, 2009, Berry Plastics Corporation issued a News Release announcing its preliminary fiscal 2009 second quarter results.  A copy of the News Release is furnished as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1  News Release, dated April 22, 2009, announcing Berry Plastics Corporation’s preliminary financial results for the fiscal 2009 second quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION

Date: April 22, 2009	By:	/s/ James M. Kratochvil
Name: James M. Kratochvil Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	News Release dated April 22, 2009 titled “Berry Plastics Corporation Preliminary Fiscal 2009 Second Quarter Results”